Board of Directors: Re-election Zachary W. Bawel J. David Lett Thomas W. Seger Lee A Mitchell

Board of Directors

Introductions

Management Report

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2018 as updated and supplemented by our other SEC reports filed from time to time.

2018 Year in Review

Kentucky Divisional / Regional Senior Management Team Mike Beckwith Amy Jackson Krista Niehaus Scott Powell Divisional President Regional President Regional Senior VP Regional Exec VP Retail Banking Commercial Credit Officer

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $3.9 Billion Total Banking Assets • $1.6 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 750+ FTEs • 65 Branch Offices 12

Bradley M. Rust Executive Vice President and CFO

Financial Trends

Net Income & Earnings Per Share Earnings Per Share $50,000 $46,529 $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,000 $28,344 $25,000 $1.99 $20,000 $1.77 $1.51 (1) $1.57 (1) $1.43 (1) $15,000 $10,000 $5,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 (Dollars in Thousands, Except Per Share Amounts) (1) Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

Total Assets Annualized Return on Assets $4,000 $3,929 $3,896 $3,500 $3,144 $2,956 $3,000 $2,500 $2,374 $2,237 $2,000 $1,500 1.55% 1.33% 1.35% 1.38% 1.31% 1.24% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 (Dollars in Millions)

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,000 $2,728 $2,709 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,448 $1,250 $1,000 81% 82% 81% 81% 78% 78% $750 $500 $250 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 (Dollars in Millions)

Loan Portfolio Composition As of December 31, 2018 Total Loans $2,728.1 million Construction & Development Residential Mortgage Loans, Loans, $ 147.2 million, 5% $ 328.5 million, 12% Agricultural Loans, $ 364.7 million, 13% Home Equity Loans, $ 209.5 million, 8% Consumer Loans, Commercial Real Estate $ 65.0 million, 2% Owner Occupied, $ 265.7 million, 10% Commercial & Industrial Loans, $ 515.7 million, 19% Commercial Real Estate Non- Owner Occupied, Multi-Family Residential $ 671.5 million, 25% Properties, $ 160.3 million, 6%

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.04% 1.00% 0.84% 0.76% 0.48% 0.45% 0.50% 0.29% 0.15% 0.14% 0.38% 0.34% 0.34% 0.00% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 GABC Peer Group

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,500 $3,073 $3,065 $3,000 $2,484 $2,500 $2,350 $2,000 $1,780 $1,826 $1,500 83% 84% 84% 81% 81% 79% $1,000 $500 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 (Dollars in Millions)

Total Deposit Composition as of December 31, 2018 Total Deposits $3,072.6 million Non-Interest Bearing Demand, $716.0 million, 23% Interest Bearing Demand, Savings & Money Market, $1,768.2 million, 58% Cost of Funds 2014 0.30% 2015 0.28% 2016 0.32% Time Deposits, $588.4 million, 2017 0.40% 19% 2018 0.61%

Total Shareholders’ Equity Annualized Return on Equity $500 $479 $459 $450 $400 $365 $350 $330 $300 $252 $250 $229 $200 13.21% 12.98% 12.47% 12.07% $150 10.94% 11.59% $100 $50 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 03/31/19 (Dollars in Millions)

Net Interest Income Net Interest Margin (Tax-Equivalent) $140,000 $120,000 $117,345 $105,057 $99,470 $100,000 $79,072 $80,000 $76,991 $60,000 3.76% 3.75% 3.76% 3.75% 3.70% $40,000 $34,299 $26,261 3.88% $20,000 3.66% $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 Q1 '18 Q1 '19 (Dollars in Thousands)

Non-Interest Income Non-Interest Income as % of Total Revenue $40,000 $37,070 $35,000 $32,013 $31,854 $30,000 $27,444 $25,000 $23,937 $20,000 26% 24% 24% 24% $15,000 23% $11,658 $9,492 $10,000 $5,000 27% 26% $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 Q1 '18 Q1 '19 (Dollars in Thousands)

Non-Interest Expense Efficiency Ratio $100,000 $93,553 $90,000 $80,000 $76,587 $77,803 $70,000 $61,326 $60,000 $57,713 $50,000 60.6% $40,000 58.3% 57.2% 57.6% $30,000 56.8% $26,759 $20,445 $20,000 58.2% 57.2% $10,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 Q1 '18 Q1 '19 (Dollars in Thousands)

Net Income & Earnings Per Share Earnings Per Share $50,000 $46,529 $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,000 $28,344 $25,000 $1.99 $20,000 $1.77 $1.51 (1) $1.57 (1) $1.43 (1) $15,067 $15,000 $11,813 $10,000 $0.51 $0.60 $5,000 $- 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 Q1 '18 Q1 '19 (Dollars in Thousands, Except Per Share Amounts) (1) Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

Capitalize upon Market Strength & Growth Bowling Green, Kentucky Regional Expansion GABC Deposit Market Share Total Total GABC Position Market Market Market Deposits GABC Market Market Market Deposits Competitors per Competitor Loans** Deposits** % # Bowling Green (Warren) * $ 2,541,017 19 $133,738 $233,196 $300,323 12% #3 Franklin (Simpson)* $ 416,557 6 $ 69,426 $ 59,757 $ 75,092 18% #2 Glasgow (Barren)* $ 665,989 8 $ 83,249 $ 37,479 $ 65,091 10% #5 Horse Cave & Munfordville (Hart) * $ 222,017 4 $ 55,504 $ 22,703 $ 80,697 36% #2 Total Bowling Green Region * $3,845,580 25 $153,823 $353,135 $521,203 14% #2 Source: FDIC 06/30/18 Statistics and Internal Bank Financials. * German American loans, deposits and market share position adjusted to include First Security Bank (merger completed) and Citizens First Bank (merger pending).

771 Campbell Lane 1805 Campbell Lane 2825 Scottsville Road 1700 Scottsville Road 1018 Chestnut Street 987 Lehman Avenue

History of Superior Financial Performance Nine Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 14 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for Past 4 Years ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 KBW/Stifel 2010 thru 2018 Bank Honor Roll Recipient Raymond James 2012 thru 2018 Community Banker Cup Recipient

Comparison of 5 Year Cumulative Total Return & Comparison of 15-year Annualized Return Assumes Initial Investment of $100,000 $350,000 15 years = $378,539 (9.3%) $300,000 10 years = $474,962 (16.1%) $250,000 $200,000 5 years = $162,078 (10.1%)% $150,000 $100,000 $50,000 2013 2014 2015 2016 2017 2018 German American Bancorp, Inc. Russell 2000 Index Russell Microcap Peer Group 31

Question & Answers

Board of Directors: Re-election Zachary W. Bawel J. David Lett Thomas W. Seger Lee A Mitchell

Thank You! Lonnie D. Collins